1 December 31, 2025 TPG Mortgage Investment Trust, Inc. Q4 2025 Earnings Presentation

2NYSE: MITT Forward Looking Statements & Non-GAAP Financial Information Forward Looking Statements: This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 related to dividends, book value, our investments, our business and investment strategy, investment returns, return on equity, liquidity, financing, taxes, our assets, our interest rate sensitivity, and our views on certain macroeconomic trends and conditions, among others. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of our company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, our ability to generate attractive risk adjusted returns over the long term as a programmatic aggregator and issuer of Non-Agency residential loan securitizations; our ability to drive earnings power through strategic equity rotation and Arc Home profitability; our ability to create long-term value for our stockholders; our ability to continue to opportunistically rotate capital, including through sales of legacy WMC or other non-core assets; our ability to consummate sales and/or deed-in-lieu of the properties underlying legacy WMC commercial loans within the timeframe or manner anticipated or at all; our ability to continue to grow our residential investment portfolio; whether we will achieve the anticipated benefits of acquiring additional interests in Arc Home within the timeframe contemplated or at all, including driving our earnings power and continuing contribution to EAD; our acquisition pipeline; our ability to invest in higher yielding assets through Arc Home, other origination partners or otherwise; our levels of liquidity, including whether our liquidity will sufficiently enable us to continue to deploy capital within the residential whole loan space as anticipated or at all; the availability of committed financing to support our liquidity; the impact of market, regulatory and structural changes on the market opportunities we expect to have, and whether we will be able to capitalize on such opportunities in the manner we anticipate, including our ability to participate in, and benefit from, the home equity loan market; the impact of market volatility on our business, including our book value, and ability to execute our strategy; our trading volume and liquidity; our portfolio mix, including levels of Residential Investments and Agency mortgage loans; our ability to manage warehouse exposure as anticipated or at all; our levels of leverage, including our levels of recourse and non-recourse financing; our ability to repay or refinance corporate leverage; our ability to execute securitizations, including at the pace anticipated or at all; our ability to achieve our forecasted returns on equity on warehoused assets and post-securitization, including whether such returns will support earnings growth; changes in our business and investment strategy; our ability to grow our book value; our ability to predict and control costs; changes in inflation, tariffs, interest rates and the fair value of our assets, including negative changes resulting in margin calls relating to the financing of our assets; the impact of credit spread movements on our business; the impact of interest rate changes on our asset yields and net interest margin; changes in the yield curve; the timing and amount of stock issuances pursuant to our ATM program or otherwise; the timing and amount of stock repurchases, if any; our capitalization, including the timing and amount of preferred stock repurchases or exchanges, if any; expense levels, including levels of management fees; changes in prepayment rates on the loans we own or that underlie our investment securities; our distribution policy; Arc Home’s performance, including its profitability, liquidity position and ability to increase market share or benefit from improved gain on sale margins; Arc Home’s origination volumes; the composition of Arc Home’s portfolio, including levels of MSR exposure; costs and levels of leverage on Arc Home’s portfolio; our percentage allocation of loans originated by Arc Home; increased rates of default or delinquencies and/or decreased recovery rates on our assets; the availability of and competition for our target investments; our ability to obtain and maintain financing arrangements on terms favorable to us or at all; changes in general economic or market conditions in our industry and in the finance and real estate markets, including the impact on the value of our assets; conditions in the market for Residential Investments and Agency RMBS; our levels of Earnings Available for Distribution (“EAD”); market conditions impacting commercial real estate; legislative and regulatory actions by the U.S. Department of the Treasury, the Federal Reserve and other agencies and instrumentalities; regional bank failures; our ability to make distributions to our stockholders in the future; our ability to maintain our qualification as a REIT for federal tax purposes; and our ability to qualify for an exemption from registration under the Investment Company Act of 1940, as amended. Additional information concerning these and other risk factors are contained in our filings with the Securities and Exchange Commission ("SEC"), including those described in Part I – Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in our filings with the SEC. Copies are available free of charge on the SEC's website, http://www.sec.gov/. All forward looking statements in this presentation speak only as of the date of this presentation. We undertake no duty to update any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. All financial information in this presentation is as of December 31, 2025, unless otherwise indicated. Non-GAAP Financial Information: In addition to the results presented in accordance with GAAP, this presentation includes certain non-GAAP financial results and financial metrics derived therefrom, including EAD, investment portfolio, financing arrangements, and economic leverage ratio, which are calculated by including or excluding unconsolidated investments in affiliates, as described in the footnotes to this presentation. Our management team believes that this non-GAAP financial information, when considered with our GAAP financial statements, provides supplemental information useful for investors to help evaluate our financial performance. However, our management team also believes that our definition of EAD has important limitations as it does not include certain earnings or losses our management team considers in evaluating our financial performance. Our presentation of non-GAAP financial information may not be comparable to similarly-titled measures of other companies, who may use different calculations. This non-GAAP financial information should not be considered a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Our GAAP financial results and the reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP should be carefully evaluated. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

3NYSE: MITT Q4 2025 MITT Earnings Call Presenters T.J. Durkin Nicholas Smith Anthony Rossiello Chief Executive Officer & President Chief Investment Officer Chief Financial Officer

4NYSE: MITT MITT: A Pure Play Residential Mortgage REIT Committed to generating attractive risk adjusted returns over the long-term as a programmatic aggregator and issuer of Non-Agency residential loan securitizations Liquidity to Support Continued Portfolio Growth Access to Investment Opportunities High Quality Portfolio through a Credit-first Mindset Disciplined Approach to Securitization and Leverage

5NYSE: MITT (a) Total liquidity includes $57.8 million of cash and cash equivalents, $50.0 million of available committed financing on certain residential mortgage loans, and $0.9 million of unencumbered Agency RMBS. (b) Securitized Non-QM and Securitized Agency-Eligible are collectively referred to as Securitized Non-Agency Loans. 2025 Financial Position Investment Portfolio Yield6 6.1% Cost of Funds7 5.4% Investment Portfolio2 ($bn) Financing Profile2 ($bn) $10.48 Book Value per Share1 $10.46 $10.48 Q3 ‘25 Q4 ‘25 Book Value per Share1 Q4 '25 Economic ROE5 2.4% $8.5 Investment Portfolio2 (in billions) $560.7 Total Equity (in millions) $108.7 Liquidity3,(a) (in millions) 1.6x Economic Leverage Ratio4 $2.9 $4.0 $1.0 $0.2 $0.2 $0.1 $0.1 Securitized Non-QM Securitized Agency-Eligible Securitized Home Equity Warehouse Loans Non-Agency RMBS Securitized RPL/NPL Legacy WMC Commercial $8.5 (b)(b) $7.2 $0.9 Non-Recourse Recourse $8.1

2025 Performance

2025 Economic ROE of 6.5%[5] driven by strategic equity rotation and profitability at Arc Home

- Significant rotation of equity from Legacy WMC Non-Agency securitizations and CMBS into Home Equity Loans driving continued earnings growth
- Record Non-Agency origination volumes at Arc Home with 79% year-over-year growth and improved gain on sale margins

$79.2mm	$0.90
2025 Net Interest Income	2025 Earnings per Share[8]
$0.86	**$0.85**
2025 EAD per Share[8,9]	Dividends per Share Declared in 2025

$3.0bn	$4.2bn
2025 Loan Purchases (FMV)	2025 UPB Securitized[(a)]
$3.4bn	**10**
2025 Arc Home Originations[10]	Securitizations Executed in 2025[(a)]

27% growth in investment portfolio from 2024 through executing our securitization strategy

- Grew our Home Equity Loan portfolio through partnerships with top mortgage originators
  - Purchased $1.1 billion of Home Equity Loans
  - Securitized $2.4 billion UPB of Home Equity Loans across 5 transactions[(a)]
- Purchased $1.9 billion of Agency-Eligible Loans and securitized $1.8 billion UPB across 5 transactions

(a) Includes consolidated transactions in which MITT records loans and securitized debt on its consolidated balance sheets and unconsolidated transactions in which MITT records Non-Agency RMBS on its consolidated balance sheets.

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Q4 2025 Performance

9.5% increase in dividend from Q3 2025 supported by growth in earnings power

- Continued increase in net interest income as capital was rotated into Home Equity Loan and Agency-Eligible Loan securitized products
- Strong earnings at Arc Home resulting from consistent lock volumes and gain on sale margins, positively contributing to EAD

$21.0mm **Q4 Net Interest Income**	**$0.25** **Q4 Earnings per Share[8]**
$0.25 **Q4 EAD per Share[8,9]**	**$0.23** **Dividends per Share Declared in Q4**

$374.3mm **Q4 Loan Purchases (FMV)**	**$1.3bn** **Q4 UPB Securitized[(a)]**
$1.0bn **Q4 Arc Home Originations[10]**	**$54.8mm** **Q4 Non-Agency RMBS Purchases (FMV)**

Remained active in our securitization strategy and invested in Home Equity Loans

- Partnered with top mortgage originators on 2 securitizations totaling $960.1 million UPB of Home Equity Loans, retaining $54.8 million of Non-Agency RMBS
- Purchased $283.7 million of Agency-Eligible Loans and securitized $346.2 million UPB
- Exercised option to redeem a 2022 vintage Non-QM securitization with $316.0 million UPB, subsequently selling $277.4 million UPB

(a) Includes consolidated transactions in which MITT records loans and securitized debt on its consolidated balance sheets and unconsolidated transactions in which MITT records Non-Agency RMBS on its consolidated balance sheets.

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8NYSE: MITT Securitization Activity (a) Economic interest retained includes the fair value of certain retained tranches from securitizations, which are either consolidated in the “Securitized residential mortgage loans, at fair value” line item on the Company’s consolidated balance sheets or, when not consolidated, included in the "Real estate securities, at fair value" line item on the Company’s consolidated balance sheets. (b) Securitized Loans represent Securitized Non-Agency and Re/Non-Performing Loans included in the “Securitized residential mortgage loans, at fair value” line item on the Company’s consolidated balance sheets. (c) MITT partners with banks and mortgage originators in executing securitizations where it acts as the retaining sponsor for risk retention requirements. Securitized Loans from Partnership Deals represents (i) Securitized Home Equity Loans included in the “Securitized residential mortgage loans, at fair value” line item on the Company’s consolidated balance sheets and, for partnership deals that are not consolidated on the Company’s consolidated balance sheets, (ii) the total outstanding unpaid principal balance of the loans securitized through these deals. Economic Interest Retained Securitized Loans Securitized Loans from Partnership Deals Q4 ‘2 1 Q4 ‘2 5 $0.0 $2.5 $5.0 $7.5 $10.0 Programmatic issuer of Non-Agency securitizations generating attractive equity returns on our investment portfolio Securitized Loan Portfolio Growth ($bn) (a) (c) (b) Acquire Loans Significant growth, acquiring over $12 billion of residential mortgage loans since 2021 from Arc Home or third-party origination partners Retain Bonds & Reinvest Economic interests retained in securitizations of $1.0 billion collateralized by high quality Non- Agency borrowers MITT’s Securitization Strategy Securitize Loans Executed 32 securitizations since 2021 through our “GCAT” shelf or through strategic partnerships with top mortgage originators

9NYSE: MITT Loan Portfolio FICO Score U P B o f L oa ns FICO ($ in mm) <621 621-640 640-660 661-680 681-700 701-720 721-740 741-760 761-780 781-800 >800 — 200 400 600 800 1,000 Coupon Rate (%) U P B o f L oa ns Coupon ($ in mm) <3.0 3.0-3.5 3.5-4.0 4.0-4.5 4.5-5.0 5.0-5.5 5.5-6.0 6.0-6.5 6.5-7.0 7.0-7.5 7.5-8.0 >8.0 — 200 400 600 800 Geography California Florida New York Texas New Jersey Other Note: Data is based on latest available information (a) Includes Non-Agency Loans recorded in the “Securitized residential mortgage loans, at fair value" line item and Agency-Eligible Loans and Non-Agency Loans recorded within the “Residential mortgage loans, at fair value” line item on the Company’s consolidated balance sheets. (b) Metrics including coupon, FICO, current LTV, and CLTV represent weighted average calculations weighted using UPB. Weighted average current FICO excludes borrowers where FICO scores were not available. (c) Current LTV reflects loan amortization and estimated home price appreciation or depreciation since acquisition. Zillow Home Value Index (ZHVI) is utilized to estimate current LTVs. (d) Metrics shown calculated as a percentage of total UPB. (e) Includes Home Equity Loans recorded in the “Securitized residential mortgage loans, at fair value” and the “Residential mortgage loans, at fair value” line items on the Company’s consolidated balance sheets. (f) Represents the Combined Loan to Value ratio which considers the loan balances on a borrower’s first mortgage and related Home Equity Loan. $1.0bn Unpaid Principal Balance 65% CLTV(b),(f) 0.2% 90+ Days DQ %(d) 748 FICO(b) $14.3mm Unfunded (UPB) $7.1bn Unpaid Principal Balance 62% Current LTV(b),(c) 1.4% 90+ Days DQ %(d) 93% Fixed Rate %(d) 5.9% Coupon(b) Home Equity Loans(e) 40.7% 3.5%36.4% 19.4% Home Equity Loans Re- and Non-Performing Loans Non-QM Loans Agency-Eligible Loans 9.7% Coupon(b) Equity Invested in Loan Portfolio Non-Agency Loans(a) 763 FICO(b) $389.2mm (e) (a) (a)

10NYSE: MITT $52.1mm of Equity Invested (by Investment Type) 13.8% 8.2% 24.2% 53.8% CMBS - Conduit CMBS - SASB Floating Rate CMBS - SASB Fixed Rate Commercial Loans Commercial Investments • Remaining commercial exposure represents 1.1% of our Investment Portfolio and 9.3% of total equity (a) The Legacy WMC Commercial Hotel Loans are on non-accrual status. The sale process may include transferring title of all or certain of the properties to the lender parties via a deed-in-lieu of foreclosure to facilitate the sale. There are no assurances that sales can be completed within the time anticipated or at all. (b) The Legacy WMC Commercial Retail Property Loan is on cost recovery status. (c) As of December 31, 2025, there are Legacy WMC CMBS with an unpaid principal balance of $23.5 million and a fair value of $6.3 million which are on non-accrual or cost recovery status. Legacy WMC Commercial Investments $98.0mm of Fair Value (by Collateral Type) 41.9% 44.2% 0.6% 0.5% 11.4% 1.4% Hotel Retail Industrial Multifamily Office Other Commercial Real Estate Loans Summary: Two first mortgage participations collateralized by institutionally owned CRE Assets. Freehand Portfolio: Cross-collateralized portfolio of three loans backed by four Freehand hotels located in NYC, Miami, Chicago and LA.  Pool is 74% LTV based on recent appraisals.  Maturity date of May 6th, 2025 Sono Collection: A Class A trophy mall located in affluent Norwalk, CT and anchored by Bloomingdale’s and Nordstrom.  Loan is 43% LTV based on recent appraisals. Maturity date of August 6th, 2025 Par Recovery CMBS: 82% of market value is collateralized by single asset bonds, allowing for detailed underwriting.  The two largest positions are loans on The Atlantis in the Bahamas and LA Landmark, Ovation Hollywood. Credit IO: Small positions where returns are a function of income v. principal recovery Loan extensions could provide upside to the positions The Single Asset Single Borrower CMBS market has been receptive to Retail and Hospitality transactions as underlying fundamentals have remained resilient post-Covid.  CMBS Summary • Weighted average price of 51%, allowing for book value upside as markets improve • Weighted average unlevered yield of 15.3%(c) • Weighted average life of 1.7 years Commercial Loans Summary • First mortgage loans collateralized by hotel and retail properties • Hotel loans ($40.6 million fair value / $20.7 million equity)(a): ◦ Matured in May 2025 ◦ Pursuing consensual sale of assets; expect to be completed in first half of 2026 • Retail Property loan ($14.8 million fair value / $7.3 million equity)(b): ◦ Matured in August 2025 ◦ Cash flow from property covering interest payments ◦ Evaluating with borrower deed-in-lieu and/or consensual sale of property through a third party commercial sales advisor Expect to hold commercial investments as they organically mature or prudently exit through opportunistic sales

11NYSE: MITT Funding by Product $0.1 $0.1 $0.2 $0.3 $0.2 $0.1 $0.1 $0.2 $0.2 $0.2 $0.2 $0.2 $0.4 $0.5 $0.4 Lock Volume Non-Agency Conventional Q4 ’22 Q1 ‘23 Q2 ‘23 Q3 ‘23 Q4 ‘23 $— $0.2 $0.4 $0.6 $0.8 Arc Home: MITT's Proprietary Origination Channel10Arc Home Balance Sheet ($mm) Q4 '23 Cash and Cash Equivalents $ 13.4 Mortgage Loans held for sale, at fair value 152.5 Mortgage Servicing Rights, at fair value 85.0 Goodwill 1.7 Other Assets(a) 43.2 Total Assets $ 295.8 Loan Warehouse Financing $ 140.0 MSR Financing 29.4 Other Liabilities(a) 45.4 Total Liabilities $ 214.8 Total Equity $ 81.0 Total Liabilities & Equity $ 295.8 MITT's Investment(b) $ 50.0 Arc Home Earnings Contribution ($mm) Q4 '23 After-Tax Net Income/(Loss) $ (4.3) MITT’s After-Tax Share of Net Income/(Loss) $ (1.9) Increase in Non-Agency origination volumes of 79% year over year and improved gain on sale margins driving a meaningful contribution to earnings power Arc Home's Contribution to MITT's EAD per Share8,9 66.0% MITT’s Ownership Percentage $1.9mm MITT’s Share of Arc Home EAD9 in 2025 $50.0mm MITT’s Investment in Arc Home(a) 8.9% % of MITT’s Equity $5.0bn 2025 Lock Volume(b) $3.4bn 2025 Funding Volume (a) As of December 31, 2025, the fair value of MITT’s investment in Arc Home was calculated using a valuation multiple of 1.025x book value. (b) Represents loans yet to be funded whereby the borrower has entered into an interest rate lock agreement. (c) Non-Agency includes Non-QM Loans and Jumbo Loans. (d) Conventional also includes Agency-Eligible Loans. Agency-Eligible Loans are loans that conform with GSE underwriting guidelines but sold to Non-Agency investors, including MITT. $0.1 $0.1 $0.2 $0.1 $0.1 $0.7 $0.6 $0.6 $0.9 $0.9 $1.1 $1.0 $1.2 $1.4 $1.4 $0.8 $0.7 $0.8 $1.0 $1.0 Lock Volume (b) Non-Agency (c) Conventional (d) Q4 ‘2 4 Q1 ‘2 5 Q2 ‘2 5 Q3 ‘2 5 Q4 ‘2 5 $— $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 Funding by Product ($bn) $(0.03) $(0.02) $(0.01) $(0.02) $0.00 $0.00 $0.03 $0.02 Q1 ‘2 4 Q2 ‘2 4 Q3 ‘2 4 Q4 ‘2 4 Q1 ‘2 5 Q2 ‘2 5 Q3 ‘2 5 Q4 ‘2 5 $(0.05) $— $0.05

12NYSE: MITT Investment Portfolio (Fair Value) 59.1% 61.4% 58.8% 63.6% 65.6% 13.8% 19.2% 23.0% 28.9% 26.9%15.4% 10.1% 10.3% 11.2% 8.9% 7.9% 7.0% 7.0% Non-Agency Loans Agency-Eligible Loans Agency Other Residential Q4 ‘ 21 Q1 ‘ 22 Q2 ‘ 22 Q3 ‘ 22 Q4 ‘ 22 0% 20% 40% 60% 80% 100% Q4 2025 Investment Portfolio Details2 Investment Portfolio (FMV) 92.6% 3.1% 1.9% 0.3% 2.1% Non-Agency Loans RPL/NPL Non-Agency RMBS Agency Legacy WMC Commercial Description ($ in mm’s) Asset Cost Asset FMV Yield6,(a) Financing Cost Carrying Value of Financing(b) Cost of Funds7,(c) Equity Economic Leverage(d) ROE(e) Securitized Non-Agency Loans $7,086.1 $6,904.9 5.7% $6,815.8 $6,694.2 5.3% $210.7 2.0x 20.3% Securitized Home Equity Loans 936.0 960.5 7.7% 877.6 885.6 5.7% 74.9 0.9x 29.6% Securitized RPL/NPL Loans 146.3 134.2 5.9% 125.5 121.8 4.0% 12.4 2.2x 29.6% Home Equity Loans 72.5 72.6 7.8% 58.9 58.9 5.6% 13.7 4.3x 17.5% Home Equity Loans - Unlevered(f) 69.2 69.7 7.7% — — —% 69.7 — 7.7% Non-Agency Loans and Other 58.5 57.3 4.6% 49.6 49.6 5.6% 7.7 6.4x (1.1)% Non-Agency RMBS(g) 202.7 211.4 9.2% 137.4 137.4 4.6% 74.0 1.8x 16.7% Agency RMBS (Interest Only) 16.6 16.4 7.3% 10.9 10.9 4.3% 5.5 2.0x 13.5% Legacy WMC Commercial Loans(h) 66.4 55.4 —% 27.4 27.4 6.7% 28.0 1.0x (6.6)% Legacy WMC CMBS(h) 45.9 42.6 15.3% 18.5 18.5 5.3% 24.1 0.8x 25.2% Total Investment Portfolio $8,700.2 $8,525.0 6.1% $8,121.6 $8,004.3 5.4% $520.7 1.5x 18.1% Cash and Cash Equivalents 57.8 3.7% 57.8 Interest Rate Swaps(i) 9.4 0.6% 9.4 Arc Home 50.0 50.0 Senior Unsecured Notes(j) — 96.5 10.6% (96.5) Non-Interest Earnings Assets, Net 19.3 19.3 Total $8,661.5 $8,100.8 $560.7 1.6x 2% 23% 24% 21% 11% 19% < 3% 3% - 4% 4% - 5% 5% - 6% 6% - 7% 7%+ 0% 10% 20% 30% Loan Interest Rate Distribution Interest Only, 100% Agency Pool Characteristics(c) Investment Portfolio (Equity) 70.5% 6.0% 12.9% 0.7% 9.9% Non-Agency Loans RPL/NPL Non-Agency RMBS Agency Legacy WMC Commercial Note: Data is as of December 31, 2025. (a) Represents the weighted average yield calculated based on the amortized cost of the underlying assets. (b) Financing is inclusive of securitized debt recorded at fair value and financing arrangements recorded at amortized cost. Financing arrangements on Securitized Non-Agency Loans, Securitized Home Equity Loans, and Securitized RPL/NPL Loans was $428.7 million, $67.8 million, and $27.3 million, respectively. (c) Represents the weighted average cost of funds on securitized debt and financing arrangements calculated based on the amortized cost of the underlying financing, inclusive of the benefit of 0.03% from the net interest component of interest rate swaps. Total Cost of Funds related to the financing on the Company’s investment portfolio and the senior unsecured notes was 5.41%. (d) Economic Leverage is calculated by dividing recourse financing by the equity invested in the related investment type inclusive of any cash collateral posted on financing arrangements. (e) Return on Equity is calculated by dividing the net interest income, inclusive of any cost or benefit on interest rate swaps, by the equity invested in the related investment type. Net interest income is calculated using Asset Cost multiplied by the Yield less Financing Cost multiplied by the Cost of Funds. (f) Represents Home Equity Loans with a fair value of $69.7 million and an unpaid principal balance of $66.8 million, in which we have no outstanding financing but have the ability to borrow at an advance rate of 87.5% of unpaid principal balance pledged as collateral. Of this available financing, $50 million is contractually committed. (g) Includes $10.0 million of asset FMV recorded in the “Investments in debt and equity of affiliates” line item on the Company's consolidated balance sheets. Non-Agency RMBS are collateralized by the following asset types with corresponding fair values: Non-QM Loans ($56.4 million), Agency-Eligible Loans ($44.2 million), Home Equity Loans ($106.9 million), Prime Jumbo Loans ($3.3 million), and Re- and Non-Performing Loans ($0.6 million). (h) There are Legacy WMC Commercial Loans and Legacy WMC CMBS with an unpaid principal balance of $67.2 million and $23.5 million, respectively, and a fair value of $55.4 million and $6.3 million, respectively, which are on non-accrual or cost recovery status. (i) Asset FMV of interest rate swaps represents the sum of the net fair value of interest rate swaps and the margin posted on interest rate swaps. The Yield on interest rate swaps represents the net receive / (pay) rate as of period end. The interest rate swap portfolio had a notional amount of $372.6 million with a weighted average pay-fixed rate of 3.3%, a weighted average receive-variable rate of 3.9%, and a weighted average years to maturity of 4.3 years. The impact of the net interest component of interest rate swaps on cost of funds and return on equity is included within the respective investment portfolio asset line items. (j) Represents MITT’s 9.500% senior unsecured notes due 2029.

13NYSE: MITT As of 12/31/2024 Securitized Debt Residential Bond Financing(b) Residential Loan Financing Agency Financing Legacy WMC Commercial Financing(c) Unsecured Notes(a) Total Amount (in mm) $7,177.9 $661.1 $108.5 $10.9 $45.9 $96.5 $8,100.8 Cost of Funds10, (d) 5.4% 4.8% 4.3% 6.1% 10.6% 5.4% Advance Rate 89% 70% 55% 70% 47% N/A N/A Available Capacity(e) (in mm) N/A N/A 1,609.3 N/A N/A N/A 1,609.3 Recourse/Non-Recourse Non-Recourse Recourse/Non- Recourse Recourse Recourse Recourse Recourse Recourse/Non- Recourse Financing Profile2 (a) Represents the weighted average cost of funds of 5.41% calculated based on the amortized cost of the underlying financing, inclusive of the benefit of 0.03% from the net interest component of interest rate swaps. (b) Includes financing on the retained tranches from securitizations issued by the Company and consolidated in the “Securitized residential mortgage loans, at fair value” line item on the Company’s consolidated balance sheets. Additionally, includes financing on Non-Agency RMBS included in the “Real Estate Securities, at fair value” line item on the Company’s consolidated balance sheets. (c) The Company has total borrowing capacity of $1.6 billion on its Agency-Eligible, Home Equity, and Non-Agency Loans, of which $50 million is contractually committed by the lender. As of December 31, 2025, the available borrowing capacity was $1.4 billion. The collateral fair value pledged includes $69.7 million of Home Equity Loans with an unpaid principal balance of $66.8 million, in which the Company has no outstanding financing but has the ability to borrow at an advance rate of 87.5% of unpaid principal balance pledged as collateral. Of this available financing, $50 million is contractually committed. (d) Includes financing on Commercial loans and CMBS included in the "Commercial Loans, at fair value" and “Real Estate Securities, at fair value” line items, respectively, on the Company’s consolidated balance sheets. (e) Represents MITT’s 9.500% senior unsecured notes due 2029. Investment Portfolio primarily financed through term, non mark-to-market securitized debt, operating with a low Economic Leverage Ratio4 Residential, 9.4% Commercial, 0.5% Unsecured Notes, 1.2%Securitized Debt, 88.8% GAAP Financing Amount (in millions) Cost of Funds7,(a) Advance Rate Securitized Debt $7,177.9 5.4% 90% Residential Bond Financing(b) 661.1 4.8% 70% Residential Loan Financing(c) 108.5 5.6% 55% Legacy WMC Commercial Financing(d) 45.9 6.1% 47% Agency Financing 10.9 4.3% 70% Senior Unsecured Notes(e) 96.5 10.6% N/A Total GAAP Financing $8,100.8 5.4% N/A Economic Leverage4 1.1x 0.2x 0.1x 0.2x Residential Bond (b) Residential Loan (c) Legacy WMC Commercial (d) Senior Unsecured Notes (e) 1.6x

Book Value Roll-Forward[1]

	Three Months Ended December 31, 2025		Year Ended December 31, 2025	
	Amount (000's)	Per Diluted Share[8]	Amount (000's)	Per Diluted Share[8]
Beginning Book Value	**$331,852**	**$10.46**	**$315,432**	**$10.64**
Common dividend	(7,301)	(0.23)	(26,132)	(0.85)
Issuance of restricted shares of common stock to acquire additional interest in Arc Home[10,(a)]	—	—	15,330	(0.23)
Equity Based Compensation	164	0.00	712	0.02
Earnings available for distribution ("EAD")	7,888	0.25	26,312	0.86
Net realized and unrealized gain/(loss) included within equity in earnings/(loss) from affiliates	(1,461)	(0.05)	(1,186)	(0.03)
Net realized gain/(loss)	(4,021)	(0.13)	(11,083)	(0.36)
Net unrealized gain/(loss)	6,892	0.22	20,853	0.68
Dollar roll (income)/loss[(b)]	134	0.00	677	0.02
Transaction related expenses	(1,420)	(0.04)	(8,147)	(0.27)
Adjustment related to dividends on preferred stock[(c)]	16	0.00	(25)	(0.00)
12/31/25 Book Value	**$332,743**	**$10.48**	**$332,743**	**$10.48**
Change in Book Value ($)	891	0.02	17,311	(0.16)
Change in Book Value (%)		0.2 %		(1.5)%

(a) Acquired an additional interest in Arc Home[10] with 2.0 million newly issued restricted shares resulting in dilution of 2.1% to book value inclusive of transaction related expenses.
(b) TBA dollar roll income/(loss) is the economic equivalent of net interest carry income on the underlying Agency RMBS TBAs over the roll period (interest income less implied financing cost).
(c) Represents the difference between the dividend accrual on our Series C Preferred Stock and the dividend declared during the quarter. On and after September 17, 2024, dividends on our Series C Preferred Stock accumulate at an annual floating rate of three-month CME Term SOFR (plus a tenor spread adjustment of 0.26161%) plus a spread of 6.476%.

NYSE: MITT

14

15NYSE: MITT Reconciliation of 2025 EAD9 Year Ended December 31, 2025 Components of Earnings Available for Distribution Amount (000’s) Per Diluted Share8 Net Interest Income $ 79,235 $ 2.59 Net interest component of interest rate swaps 3,447 0.11 Dollar roll income/(loss)(d) (677) (0.02) Hedge Expense 2,770 0.09 Arc Home EAD 2,269 0.07 Less: Gains on loans sold to MITT(b) (411) (0.01) Arc Home EAD to MITT 1,858 0.06 Management fee to affiliate (9,266) (0.30) Non-investment related expenses (10,819) (0.35) Investment related expenses (15,820) (0.52) Dividends on preferred stock (21,242) (0.70) Operating Expenses (57,147) (1.87) Income Tax Expense (404) (0.01) Earnings available for distribution $ 26,312 $ 0.86 Year Ended December 31, 2025 Reconciliation of GAAP Net Income to Earnings Available for Distribution Amount (000’s) Per Diluted Share8 Net Income/(loss) available to common stockholders $ 27,426 $ 0.90 Add (Deduct): Net realized (gain)/loss 11,083 0.36 Net unrealized (gain)/loss (20,853) (0.68) Transaction related expenses(a) 8,147 0.27 Equity in (earnings)/loss from affiliates (2,821) (0.09) EAD from equity method investments(b),(c) 4,007 0.12 Dollar roll income/(loss)(d) (677) (0.02) Earnings available for distribution $ 26,312 $ 0.86 (a) Includes $7.3 million recorded within the "Transaction related expenses" line item on our consolidated statement of operations, $0.5 million recorded within the "Income tax expense" line item on our consolidated statement of operations, which represents taxes incurred on items excluded from EAD, and $0.4 million recorded within the "Interest expense" line item on our consolidated statement of operations, which relates to the amortization of deferred financing costs. (b) EAD excludes our portion of gains recorded by Arc Home in connection with the sale of residential mortgage loans to us. We eliminated such gains recognized by Arc Home and also decreased the cost basis of the underlying loans we purchased by the same amount. Upon reducing our cost basis, unrealized gains are recorded within net income based on the fair value of the underlying loans at quarter end. (c) EAD excludes $(0.4) million of realized and unrealized changes in the fair value of Arc Home's mortgage servicing rights, transaction related expenses, and other asset impairments, net of related tax expense or benefit, for the year ended December 31, 2025. Additionally, $2.7 million of unrealized changes in the fair value of our investment in Arc Home are excluded from EAD. (d) TBA dollar roll income/(loss) is the economic equivalent of net interest carry income or loss on the underlying Agency RMBS TBAs over the roll period (interest income less implied financing cost).

Reconciliation of Q4 2025 EAD *(cont'd)*[9]

Reconciliation of GAAP Net Income to Earnings Available for Distribution		Three Months Ended December 31, 2025 Amount (000's)		Per Diluted Share[8]
Net Income/(loss) available to common stockholders	**$**	**8,012**	**$**	**0.25**
Add (Deduct):				
Net realized (gain)/loss		4,021		0.13
Net unrealized (gain)/loss		(6,892)		(0.22)
Transaction related expenses[(a)]		1,420		0.04
Equity in (earnings)/loss from affiliates		240		0.01
EAD from equity method investments[(b),(c)]		1,221		0.04
Dollar roll income/(loss)[(d)]		(134)		0.00
Earnings Available for Distribution	**$**	**7,888**	**$**	**0.25**

Components of Earnings Available for Distribution		Three Months Ended December 31, 2025 Amount (000's)		Per Diluted Share[8]
Net Interest Income	**$**	**20,992**	**$**	**0.66**
Net interest component of interest rate swaps		781		0.02
Dollar roll income/(loss)[(d)]		(134)		0.00
Hedge Expense		**647**		**0.02**
Arc Home EAD		1,085		0.03
Less: Gains on loans sold to MITT[(b)]		(229)		(0.01)
Arc Home EAD to MITT		**856**		**0.02**
Management fee to affiliate		(2,319)		(0.07)
Non-investment related expenses		(2,429)		(0.07)
Investment related expenses		(4,482)		(0.14)
Dividends on preferred stock		(5,273)		(0.17)
Operating Expenses		**(14,503)**		**(0.45)**
Income Tax Expense		**(104)**		**0.00**
Earnings Available for Distribution	**$**	**7,888**	**$**	**0.25**

(a) Includes $1.3 million recorded within the "Transaction related expenses" line item on our consolidated statement of operations, $41 thousand recorded within the "Income tax expense" line item on our consolidated statement of operations, which represents taxes incurred on items excluded from EAD, and $0.1 million recorded within the "Interest expense" line item on our consolidated statement of operations, which relates to the amortization of deferred financing costs.
(b) EAD excludes our portion of gains recorded by Arc Home in connection with the sale of residential mortgage loans to us. We eliminated such gains recognized by Arc Home and also decreased the cost basis of the underlying loans we purchased by the same amount. Upon reducing our cost basis, unrealized gains are recorded within net income based on the fair value of the underlying loans at quarter end.
(c) EAD excludes $(0.3) million of realized and unrealized changes in the fair value of Arc Home's mortgage servicing rights, transaction related expenses, and other asset impairments, net of related tax expense or benefit, for the three months ended December 31, 2025.
(d) TBA dollar roll income/(loss) is the economic equivalent of net interest carry income or loss on the underlying Agency RMBS TBAs over the roll period (interest income less implied financing cost).

NYSE: MITT
16

17 Appendix Appendix

18NYSE: MITT Economic Leverage4 Reconciliation of GAAP Leverage Ratio to Economic Leverage Ratio as of December 31, 2025 ($ in thousands)(a) Securitized debt, at fair value(b) $ 7,177,923 Financing arrangements(c) 826,394 Senior unsecured notes(c) 96,458 Restricted cash posted on financing arrangements (7,838) GAAP Leverage $ 8,092,937 Non-recourse financing arrangements(b) (7,177,923) Economic Leverage $ 915,014 GAAP Stockholders’ Equity $ 560,734 GAAP Leverage Ratio(a) 14.4x Economic Leverage Ratio(a) 1.6x (a) The calculation in the table above divides GAAP Leverage and Economic Leverage by our GAAP stockholders’ equity to derive our leverage ratios. (b) Securitized debt, at fair value is non-recourse to the Company. (c) Financing arrangements and senior unsecured notes are recourse to the Company.

19NYSE: MITT Condensed Consolidated Balance Sheet December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 (in thousands) (unaudited) (unaudited) Assets Liabilities Securitized residential mortgage loans, at fair value $ 7,999,619 $ 6,197,678 Securitized debt, at fair value $ 7,177,923 $ 5,491,967 Residential mortgage loans, at fair value 199,677 220,217 Financing arrangements 826,394 742,108 Commercial loans, at fair value 55,376 67,005 Senior unsecured notes 96,458 95,721 Real estate securities, at fair value 260,304 201,360 Dividend payable 7,301 5,632 Investments in debt and equity of affiliates 61,333 46,841 Other liabilities 42,720 34,758 Cash and cash equivalents 57,832 118,662 Total Liabilities 8,150,796 6,370,186 Restricted cash 18,489 19,906 Other assets 58,900 41,940 Total Assets $ 8,711,530 $ 6,913,609 Stockholders' Equity Preferred stock 220,472 220,472 Common stock 317 296 Additional paid-in capital 840,401 824,380 Retained earnings (deficit) (500,456) (501,725) Total Stockholders’ Equity 560,734 543,423 Total Liabilities & Stockholders’ Equity $ 8,711,530 $ 6,913,609

20NYSE: MITT (a) On and after September 17, 2024, dividends on the Company’s Series C Preferred Stock accumulate at an annual floating rate of three-month CME Term SOFR (plus a tenor spread adjustment of 0.26161%) plus a spread of 6.476%. Condensed Consolidated Statement of Operations Years Ended Years Ended (in thousands, except per share data) December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 (Unaudited) (Unaudited) Net Interest Income Total Earnings/(Loss) Per Share of Common Stock Interest income $ 480,330 $ 408,495 Earnings/(Loss) Per Share - Basic $ 0.90 $ 1.23 Interest expense 403,797 342,603 Earnings/(Loss) Per Share - Diluted $ 0.90 $ 1.23 Total Net Interest Income 76,533 65,892 Other Income/(Loss) WA Shares of Common Stock Outstanding Net interest component of interest rate swaps 3,447 7,617 Basic 30,542 29,487 Net realized gain/(loss) (11,083) (2,918) Diluted 30,562 29,514 Net unrealized gain/(loss) 20,853 16,956 Total Other Income/(Loss) 13,217 21,655 Expenses Management fee to affiliate 9,266 7,533 Non-investment related expenses 10,819 10,620 Investment related expenses 15,625 13,522 Transaction related expenses 7,305 3,164 Total Expenses 43,015 34,839 Income/(loss) before equity in earnings/(loss) from affiliates 46,735 52,708 Equity in earnings/(loss) from affiliates 2,821 3,141 Net Income/(Loss) before Income Taxes 49,556 55,849 Income tax expense 888 112 Net Income/(Loss) 48,668 55,737 Dividends on preferred stock(a) 21,242 19,353 Net Income/(Loss) Available to Common Stockholders $ 27,426 $ 36,384

21NYSE: MITT Three Months Ended Three Months Ended (in thousands, except per share data) December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net Interest Income Total Earnings/(Loss) Per Share of Common Stock Interest income $ 135,621 $ 105,652 Earnings/(Loss) Per Share - Basic $ 0.25 $ 0.30 Interest expense 115,171 88,270 Earnings/(Loss) Per Share - Diluted $ 0.25 $ 0.30 Total Net Interest Income 20,450 17,382 Other Income/(Loss) WA Shares of Common Stock Outstanding Net interest component of interest rate swaps 781 1,170 Basic 31,744 29,530 Net realized gain/(loss) (4,021) 7,010 Diluted 31,760 29,558 Net unrealized gain/(loss) 6,892 (3,532) Total Other Income/(Loss) 3,652 4,648 Expenses Management fee to affiliate 2,319 2,331 Non-investment related expenses 2,429 2,068 Investment related expenses 4,420 3,337 Transaction related expenses 1,264 1,000 Total Expenses 10,432 8,736 Income/(loss) before equity in earnings/(loss) from affiliates 13,670 13,294 Equity in earnings/(loss) from affiliates (240) 1,042 Net Income/(Loss) before Income Taxes 13,430 14,336 Income tax expense 145 54 Net Income/(Loss) 13,285 14,282 Dividends on preferred stock(a) 5,273 5,465 Net Income/(Loss) Available to Common Stockholders $ 8,012 $ 8,817 Condensed Consolidated Statement of Operations (Unaudited) (a) On and after September 17, 2024, dividends on the Company’s Series C Preferred Stock accumulate at an annual floating rate of three-month CME Term SOFR (plus a tenor spread adjustment of 0.26161%) plus a spread of 6.476%.

22NYSE: MITT Footnotes 1. Book value is calculated using stockholders’ equity less the liquidation preference of our cumulative redeemable preferred stock of $228.0 million. 2. The Investment Portfolio consists of Residential Investments, Agency RMBS, and Legacy WMC Commercial Investments, all of which are held at fair value. Financing is inclusive of Securitized Debt, which is held at fair value, Financing Arrangements, and Senior Unsecured Notes. Throughout this presentation where we disclose the Investment Portfolio and the related financing, we have presented this information inclusive of (i) securities owned through investments in affiliates that are accounted for under GAAP using the equity method and, where applicable, (ii) long positions in TBAs, which are accounted for as derivatives under GAAP, but exclusive of our Senior Unsecured Notes. This presentation excludes investments held through AG Arc LLC unless otherwise noted. 3. Total liquidity includes $57.8 million of cash and cash equivalents, $50.0 million of available committed financing on certain Home Equity Loans, and $0.9 million of unencumbered Agency RMBS. As of December 31, 2025, we pledged Home Equity Loans with a fair value of $69.7 million and an unpaid principal balance of $66.8 million, in which we have no outstanding financing but have the ability to borrow at an advance rate of 87.5% of unpaid principal balance pledged as collateral. Of this available financing, $50 million is contractually committed. 4. The Economic Leverage Ratio, a non-GAAP financial measure, is calculated by dividing total Economic Leverage, including any net TBA position, by our GAAP stockholders’ equity at quarter-end. Total Economic Leverage at quarter-end excludes non-recourse financing arrangements and any financing utilized through AG Arc LLC. Non-recourse financing arrangements include securitized debt. Our obligation to repay our non-recourse financing arrangements is limited to the value of the pledged collateral thereunder and does not create a general claim against us as an entity. 5. The economic return on equity represents the change in book value per share during the period, plus the common dividends declared over the period, divided by book value per share from the prior period. 6. The yield on our investments represents an effective interest rate, which utilizes all estimates of future cash flows and adjusts for actual prepayment and cash flow activity as of quarter-end. The calculation excludes cash held by the Company and excludes any net TBA position. The weighted average yield is calculated based on the amortized cost of our outstanding investment portfolio at quarter-end. 7. The cost of funds at quarter-end is calculated as the sum of (i) the weighted average funding costs on recourse financing outstanding at quarter end, (ii) the weighted average funding costs on non-recourse financing outstanding at quarter end, and (iii) the weighted average of the net pay or receive rate on our interest rate swaps outstanding at quarter end. The cost of funds is calculated based on the amortized cost of our outstanding financing at quarter-end. 8. Diluted per share figures are calculated using diluted weighted average outstanding shares in accordance with GAAP. 9. We define EAD, a non-GAAP financial measure, as Net Income/(loss) available to common stockholders excluding (i) (a) unrealized gains/(losses) on loans, real estate securities, derivatives and other investments, inclusive of our investment in AG Arc and Arc Home's net mortgage servicing rights, and (b) net realized gains/(losses) on the sale or termination of such instruments, (ii) any transaction related expenses incurred in connection with the acquisition, disposition, or securitization of our investments, (iii) the income tax effect on non-EAD income/(loss) items, and (iv) certain other nonrecurring gains or losses. Items (i) through (iv) above include any amount related to those items held in affiliated entities. EAD includes the net interest income and other income earned on our investments on a yield adjusted basis, including the net interest component of interest rate swaps, TBA dollar roll income/(loss), or any other investment activity that may earn or pay net interest or its economic equivalent. Additionally, EAD includes the net operating income/(loss) from Arc Home. Transaction related expenses are primarily comprised of costs incurred prior to or at the time of executing our securitizations and acquiring or disposing of residential mortgage loans. These costs are nonrecurring and may include underwriting fees, legal fees, diligence fees, and other similar transaction related expenses. Recurring expenses, such as servicing fees, custodial fees, trustee fees and other similar ongoing fees are not excluded from earnings available for distribution. Management considers the transaction related expenses and income taxes related to non-EAD income/(loss) items to be similar to realized losses incurred at the acquisition, disposition, or securitization of an asset and does not view them as being part of its core operations. 10. We invest in Arc Home LLC, a licensed mortgage originator, through AG Arc LLC, one of our equity method investees. Our investment in AG Arc LLC is $50.0 million as of December 31, 2025, representing a 66.0% ownership interest.

23 www.mitt.tpg.com